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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              EGGHEAD.COM, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         Common stock, par value $.01 per share of Egghead.com, Inc. ("Egghead"), and options to acquire Egghead common stock.
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     (2) Aggregate number of securities to which transaction applies:
         Up to 30,787,980 shares of Egghead common stock and 3,356,582 shares of Egghead common stock subject to options and purchase rights.
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         The filing fee of $43,291 was calculated pursuant to Rule 0-11(c)(1)
         of the Exchange Act, by multiplying 1/50 of 1% of the value of the Egghead common stock to be received by Onsale, Inc., in the transaction. The value of the Egghead common stock was determined to be $216,454,416 in accordance with Rule 0-11(a)(4) of the Exchange Act based on the average high and low prices of Egghead common stock reported on the Nasdaq Market.
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     (4) Proposed maximum aggregate value of transaction: $216,454,416

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     (5) Total fee paid: $43,291

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

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     (2) Form, Schedule or Registration Statement No.: N/A
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     (3) Filing Party: N/A
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     (4) Date Filed: N/A
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Notes:

                      ADDITIONAL MATERIALS FILED PURSUANT
                                 TO RULE 14a-6

     Egghead.com, Inc. is filing these additional materials pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended. Egghead intends to mail these materials to certain of its shareholders on November 5, 1999.

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                              [EGGHEAD.COM LOGO]



                       YOUR VOTE IS VERY IMPORTANT TO US


                                                           November 4, 1999

Dear Fellow Egghead.com Shareholder:

I am writing to personally ask you to take a brief moment to vote your Egghead.com shares. Even if you recently sold some or all of your Egghead shares, you are considered the holder of record and therefore we are asking for your help in voting "FOR" the merger. Our Special Shareholder's Meeting has been adjourned to Friday, November 19, 1999 to give you and your fellow shareholders more time to cast your votes to approve our proposed transaction with Onsale, Inc., merging two leading Internet retailers of computers and related products. The combined company will be called Egghead.com, Inc.

Please don't underestimate the importance of your vote. There are nearly 25,000 shareholders who--like you--have not yet voted and own at least 100 Egghead shares. Failure to vote is the same as a vote against the merger.

Quick and easy telephone and Internet voting instructions are enclosed.


      [GRAPHIC OF TELEPHONE]                [GRAPHIC OF COMPUTER]

         Toll-free Voting                     www.proxyvote.com
          24 hours a day

We urge you to join the many thousands of Egghead shareholders who have already voted. Owners of a majority of Egghead's outstanding common stock have voted "FOR" the merger with Onsale--representing in excess of 97% of the shares voted to date. Additional votes are nevertheless needed to achieve the 66 2/3% supermajority vote requirement.

I urge you to take this opportunity to vote "FOR" this important transaction to combine Onsale and Egghead! You can save Egghead.com considerable future expense associated with additional mailings or a further adjournment of our shareholder meeting.

Please vote by Telephone or Internet Today! Remember - every share and every vote counts! You may also sign, date and mail your duplicate proxy card in the envelope provided. If you have any questions, please call MacKenzie Partners, Inc at (800) 322-2885 or call us directly at (888) 598-0010.

Thank you in advance for voting promptly.

Sincerely,


/s/ George P. Orban

George P. Orban
Chairman of the Board of Directors
 and Chief Executive Officer
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[EGGHEAD.COM LOGO]                                         [ATTN: SHAREHOLDERS]

                             Two easy ways to vote

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                 Vote by Telephone      [GRAPHIC OF TELEPHONE]

It's fast, convenient and your vote is immediately confirmed and posted.

                        Call the Toll-Free 1-800 number
                         listed on the enclosed voting
                               instruction form


                           Follow the 4 easy steps:

1. Read the accompanying Letter and Voting Instruction Form.

2. Call the toll-free phone number.

3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.

4. Follow the simple instructions.

                             Make Your Vote Count!
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             Vote by Internet                [GRAPHIC OF COMPUTER]

It's fast, convenient and your vote is immediately confirmed and posted.

You will also have the option to register to receive future materials via the Internet, when available.

                               WWW.PROXYVOTE.COM


                           Follow the 4 easy steps:

1. Read the accompanying Letter and Voting Instruction Form.

2. Go to website www.proxyvote.com.

3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.

4. Follow the simple instructions.

                             Make Your Vote Count!
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                                And Remember...

    Your vote by telephone or internet will help your company save money!!!
     Do not return your Voting Form if you voted by Telephone or Internet.

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                              [EGGHEAD.COM LOGO]

      Special Notice: If you have recently sold your Egghead.com shares, you still have voting rights. Please help all other shareholders by voting today!

                 Vote by Telephone, Internet or Mail Promptly!